EXHIBIT 99

NEWS RELEASE

FOR IMMEDIATE RELEASE                                                                                                             FOR MORE INFORMATION:

Darin McAreavey, Stellent, Inc.

(952) 903-2000

darin.mcareavey@stellent.com

Amanda Kohls or Jon Zurbey

Haberman & Associates, Inc.

                                                       (612) 338-3900

amanda@habermaninc.com

jon@habermaninc.com

STELLENT STAKES LEADERSHIP CLAIM IN CONTENT SECURITY WITH TWO ACQUISITIONS

Addition of enterprise digital rights management and content cleansing technologies will enable organizations to better secure sensitive information both inside and outside of the enterprise

EDEN PRAIRIE, MN, Aug. 2, 2006 — Stellent, Inc. (Nasdaq: STEL), a global provider of content management solutions, announced today it has staked a leadership claim in the content security market by acquiring SealedMedia Limited, a leader in easy-to-use, enterprise digital rights management solutions, and Bitform, a provider of content cleansing technologies. These technologies will enable Stellent customers to better secure and control sensitive content both inside and outside of the enterprise.

“A key tenet of enterprise content management (ECM) and financial compliance initiatives is the efficient and secure sharing of information both internally and externally,” said Dan Ryan, chief operating officer for Stellent. “Stellent already is an industry leader in facilitating secure access to content on Web sites and within repositories, and we provide policy-based records and retention management. However, to ensure content is secure throughout collaborative business processes, information technologies must reach beyond repository-level security. These two acquisitions strengthen our functionality in this area. Our customers will now be able to better secure and control documents internally and externally using enterprise digital rights management. In addition, we can ‘cleanse’ documents of ‘hidden’ information prior to publication and distribution.”

SealedMedia is a London-based company with a broad list of Global 1000 customers, including Vodafone, Fenwick & West, the U.S. Department of Energy, Rhodia, Johnson Matthey, O2, Harvard Business School Publishing and Citrix. Founded in 1996, SealedMedia helps organizations maintain complete control, for the lifetime of a document, over who can use their most sensitive information and when they can use it. Its enterprise digital rights management software protects information wherever it is stored and used. Unlike conventional information management products that only manage information while it resides in servers, SealedMedia extends security, control and tracking to information on remote end-user desktops, laptops and mobile wireless devices.

Bitform is an early-stage software development company. Founded in 2003 and headquartered in Chicago, Bitform’s primary product addresses the rising challenge of hidden data within documents, which can create security and policy risks. This hidden information includes metadata, tracked changes and comments, revision and author history, fast-save data, and database connection details, among many other elements. The Bitform Secure SDK identifies and cleanses or strips files of sensitive, confidential or proprietary metadata and hidden information that may pose risks to organizations if exposed.

Stellent plans to integrate the SealedMedia and Bitform technologies within its enterprise software products in order to further differentiate its ECM offering.

“We are extremely pleased to acquire two companies whose leading-edge technologies will augment all areas of our business, from our full line of ECM, compliance and records management solutions to our already sizeable original equipment manufacturer (OEM) channel,” said Robert Olson, president and chief executive officer for Stellent. “We’re all aware of recent cases where sensitive information contained in documents was inadvertently shared inappropriately. As a content management and compliance technology provider, it is a logical extension for us to provide our customers with additional capabilities for minimizing content risk and maximizing content security. We look forward to further capitalizing on this large and growing market.”

SealedMedia — Enterprise Digital Rights Management

Each day, billions of business documents are shared electronically via email, portals, Web publishing, partner extranets and instant messaging. These documents are somewhat secure when stored within server folders, email inboxes and other corporate repositories. However, they also are often used and stored on thousands of desktops, laptops and mobile wireless devices both inside and outside of the corporate firewall. From there, documents can be easily and untraceably opened, copied and forwarded anywhere.

SealedMedia’s enterprise digital rights management solutions address this content security and compliance risk, giving customers control over when, where and how information is used and by whom — even after it has been delivered. SealedMedia uses encryption technology to place an access-controlled perimeter around the information itself (e.g., documents, emails, Web pages), ensuring content is protected according to policy, regardless of its location. With SealedMedia, only authorized users can open and/or modify secured content; access to the content is centrally audited and reported; access to information stored on remote desktops can be centrally revoked; and provisioned rights can be changed.

This technology easily integrates with existing business systems; operates within content’s native applications; and supports the broadest range of document formats — including Microsoft Outlook and Lotus Notes email, Microsoft Word, Microsoft Excel, Microsoft PowerPoint, Adobe PDF and HTML, as well as image, music and video formats — and the deepest range of application versions.

Stellent will integrate SealedMedia’s digital rights management functionality into the Stellent® Universal Content Management™ product suite, ensuring content managed by the system remains secure even when it is distributed and shared outside of the enterprise. All access rights for this digital information will be managed, audited and reported on from a central system. For example, access to Stellent-managed content stored on remote desktops or mobile wireless devices will be able to be centrally revoked.

This functionality also will be integrated into Stellent Universal Records Management™, the company’s visionary new enterprise records and retention management product suite, to expand the company’s leadership in this important, emerging area. The SealedMedia technology will allow records and retention rules to move with the content, wherever it goes. For example, if a retention policy deletes a document in the repository, information contained in that business document will no longer be accessible, even if the document has been stored locally or emailed to other individuals.

In addition, the Stellent Sarbanes-Oxley Solution™ will leverage SealedMedia technology, giving Stellent a clear differentiator and competitive advantage in the financial compliance market. The integration will enable the Sarbanes-Oxley Solution to more effectively enforce content security policies associated with regulatory compliance, ensuring sensitive information, such as financial data, transaction records and non-public corporate information, is not accidentally or deliberately disclosed to unauthorized parties.

Stellent also will continue to market SealedMedia’s products on a standalone basis, including the core enterprise digital rights management technology as well as the packaged solutions SealedMedia Express for Board Communications and SealedMedia Express for Mergers and Acquisitions.

SealedMedia’s solutions leverage a strong portfolio of granted and pending patents in the United Kingdom, United States and Europe. The company’s Distributed DRM patent covers the ability to distribute rights management between the digital rights management client and server; competing architectures only manage rights on the client or the server, not both. SealedMedia also patented (Trusted Search patent) key innovations required to enable full-text indexing and search of digital rights management-encrypted content. Its Mobile Node Lock patent applies to the ability of mobile devices to authenticate users and store and obtain access rights from mobile wireless devices. Additionally, SealedMedia has pending patents focused on the key run-time modification techniques required to retrofit digital rights management security into applications and operating systems.

Approximately 30 SealedMedia employees will join Stellent, including Dr. Martin Lambert, the company’s founder and chief technology officer and a renowned leader in the digital rights management industry, who will assume the role of chief technology officer for the SealedMedia division of Stellent. Dr. Lambert has successfully created and delivered cutting-edge technologies throughout his career. Prior to founding SealedMedia, Dr. Lambert was the senior software engineer of Imperial Software Technologies Ltd. (IST) in the United Kingdom, where he created complex Java development applications. He joined IST after leading development projects at Hughes Network Systems Inc. in the United States and Smith Associates Ltd. in the United Kingdom. Dr. Lambert was awarded his doctoral degree from the Department of Engineering Science at Oxford University.

Bitform — Content Cleansing

Many of the millions of files shared daily inside and outside of the enterprise contain confidential, regulated or otherwise sensitive information. A large portion of this information is hidden and, when exposed, can lead to security and policy risks, such as the accidental release of proprietary information, exposure of user- or employee-identifiable information, or IT infrastructure exposure. Bitform’s content cleansing technology helps mitigate these security risks by stripping files of sensitive, confidential or proprietary information.

Stellent’s OEM customers will benefit from the Bitform acquisition by seamlessly integrating Bitform Secure SDK into their software applications. This new functionality will allow them to help customers tackle the growing content security issue, while reducing the cost and complexity of safely sharing electronic documents.

The underlying content filtering technology provided by Secure SDK also will enable Stellent to build additional precise, highly reliable and robust content filtering products.

In addition, by integrating Bitform’s technology within its ECM products, Stellent will provide customers with the capability to automatically or manually ensure final, published documents are clean and accurate. Bitform Secure SDK’s support for automated, policy-driven document analysis and cleansing also will enhance Stellent’s records management and compliance applications. It will empower customers to implement content cleansing as a business best practice, which, along with retention management, is critical for enabling companies to proactively prepare for potential e-discovery and litigious situations.

“Our government customers, including the U.S. Department of Defense, have a critical need for comprehensive analysis and cleansing of metadata and other hidden information,” said Ron Ball, general manager of the Intelligence and Security Solutions Division for Concurrent Technologies Corp. “Bitform technology addresses this need better than any other solution we’ve evaluated. In addition to its robustness and extensibility, Bitform Secure SDK is the only product we’ve identified that can be deployed on platforms other than Microsoft Windows, which is a must-have capability for the environments we support.”

Bitform Secure SDK will become part of Stellent’s Outside In family of products under the new name Outside In Clean Content SDK and is available immediately through Stellent’s existing OEM channel. It also will enable Stellent to further penetrate emerging and high-growth markets such as content security, the government intelligence community, messaging security and enterprise portals.

“As the leader in Integrated Message Management, Postini processes more than 25 billion messages per month for more than 35,000 companies worldwide,” said Scott Petry, founder, chief technology officer and executive vice president of product development for Postini. “We’re excited the Stellent Outside In product suite will now include Bitform’s document cleansing technology, as this will allow us to provide even richer services for deep content inspection and document security for our clients’ mission-critical messaging management needs.”

Financial Terms

Stellent acquired SealedMedia for $10 million in cash and contingent consideration of up to $5 million based upon the achievement of certain financial objectives. Stellent acquired Bitform for $1.2 million in cash and contingent consideration of up to $1.3 million based upon the achievement of certain financial objectives.

Stellent executives will discuss these acquisitions during the company’s first quarter fiscal 2007 earnings conference call to be held Thursday, Aug. 3, 2006 at 4:00 p.m. Central Time. Callers in the United States can dial 1-877-282-0523, and international callers can dial 1-303-542-7976. Access to the live Webcast will be available via the investor relations area of Stellent’s Web site (www.stellent.com) on the day of the event. Investors unable to participate in the live conference call and Webcast may access a replay of the event via the investor relations area of Stellent’s Web site.

About Stellent, Inc.

Stellent, Inc. (www.stellent.com) is a global provider of content management software solutions that drive rapid success for customers by enabling fast implementations and generating quick, broad user adoption. With Stellent Universal Content Management, customers can easily deploy multiple line-of-business applications — such as public Web sites, secure intranets and extranets, compliance processes, and marketing brand management — and also scale the technology to support multi-site management and enterprise-wide content management needs.

More than 4,500 customers worldwide — including Procter & Gamble, Merrill Lynch, Los Angeles County, The Home Depot, British Red Cross, ING, Vodafone, Georgia Pacific, Bayer Corp., Coca-Cola FEMSA and Genzyme Corp. — have selected Stellent solutions to power their content-centric business applications. Stellent is headquartered in Eden Prairie, Minn. and maintains offices throughout the United States, Europe and Asia-Pacific.

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Except for historical information contained herein, the statements contained in this press release are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risk and uncertainties that may cause Stellent’s actual results to differ materially, including, without limitation, risks of integration of the businesses of SealedMedia and Bitform with the business of Stellent, risks of adverse reactions of customers of SealedMedia or Bitform to the transaction, risks of intellectual property litigation, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company’s products, risks of downturns in economic conditions generally and in the enterprise content management and unstructured information management markets specifically, risks associated with competition and competitive pricing pressures, risks associated with foreign sales and higher customer concentration and other risks detailed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended March 31, 2006. Stellent disclaims any intent or obligation to update these forward-looking statements.

Stellent and the Stellent logo are registered trademarks or trademarks of Stellent, Inc. in the USA and other countries. Outside In and Quick View Plus are registered trademarks of Stellent Chicago, Inc. in the USA and other countries. All other trade names are the property of their respective owner.